UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
 Amendment No. 1 to Form 8-K
Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2025

TITAN MACHINERY INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-33866	45-0357838
(Commission File Number)	(IRS Employer Identification No.)

644 East Beaton Drive
West Fargo, North Dakota 58078
(Address of Principal Executive Offices)  (Zip Code)

(701) 356-0130
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	TITN	The Nasdaq Stock Market LLC

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On March 20, 2025, Titan Machinery (the “Company”) issued a press release reporting its fourth quarter 2025 financial results. A prior version of the press release was furnished with a Current Report on Form 8-K filed on March 20, 2025 (the “Report”). This Amendment No. 1 to the Report (“Amendment No. 1”) is being filed to amend Items 2.02 and 9.01 in the Report, solely to revise the diluted loss per share for the fourth quarter result on pages two, seven and ten of Exhibit 99.1 furnished with the Report. The revised information appears in Exhibit 99.1 furnished with this Amendment No. 1. Accordingly, this Amendment No. 1 supersedes, in its entirety, the Report.

Item 2.01                                           Results of Operations and Financial Condition.

The Company is filing the press release with the revised information with the Securities and Exchange Commission in the form attached hereto as Exhibit 99.1.

Item 9.01                                           Financial Statements and Exhibits.

(a)                                 Financial statements:  None

(b)                                 Pro forma financial information:  None

(c)                                  Shell Company Transactions:  None

(d)           Exhibits:  See “Exhibit Index” on page immediately prior to signatures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TITAN MACHINERY INC.

March 20, 2025	By	/s/ Robert Larsen
Robert Larsen
Chief Financial Officer

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

EXHIBIT INDEX
to
FORM 8-K

TITAN MACHINERY INC.

Date of Report:	Commission File No.:
March 20, 2025	001-33866

Exhibit No.	ITEM

99.1	Titan Machinery press release originally dated March 20, 2025, as updated March 20, 2025
104	Cover page interactive data file (embedded within the Inline XBRL document)